Exhibit 21.1
LEVITT CORPORATION
Subsidiaries

Subsidiaries of Levitt Corporation	State of Incorporation
BankAtlantic Venture Partners 1, LLC	Florida
BankAtlantic Venture Partners 2, LLC	Florida
BankAtlantic Venture Partners 3, LLC	Florida
BankAtlantic Venture Partners 4, LLC	Florida
BankAtlantic Venture Partners 7, Inc.	Florida
BankAtlantic Venture Partners 8, Inc.	Florida
BankAtlantic Venture Partners 9, Inc.	Florida
BankAtlantic Venture Partners 10, Inc.	Florida
BankAtlantic Venture Partners 14, Inc.	Florida
BankAtlantic Venture Partners 15, Inc.	Florida
Core Communities, LLC	Florida
Cypress Creek Holding, LLC	Delaware
Levitt and Sons, LLC	Florida
Levitt Commercial, LLC	Florida
Levitt Insurance Service, LLC	Florida
Subsidiaries of Levitt Commercial, LLC	State of Incorporation
Levitt Commercial Andrews, LLC	Florida
Levitt Commercial Boynton Commerce Center, LLC	Florida
Levitt Commercial High Ridge II, LLC	Florida
Levitt Commercial High Ridge, LLC	Florida
Levitt Commercial Sawgrass, LLC	Florida
Levitt Commercial Development LLC	Florida
Levitt Village at Victoria Park, LLC	Florida
Subsidiaries of Levitt Commercial Development, LLC	State of Incorporation
Levitt Commercial Construction, LLC	Florida

Subsidiaries of Core Communities, LLC	State of Incorporation
Core Commercial Group, LLC	Florida
Core Commercial Realty, LLC	Florida
Core Communities of Georgia, LLC	Florida
Core Communities of South Carolina, LLC	Florida
Core Communities of South Carolina, LLC	So. Carolina
Core Communities S.C. Operations, LLC	So. Carolina
Horizons Acquisition 5, LLC	Florida
Horizons Acquisition 7, LLC	Florida
Horizons St. Lucie Development, LLC	Florida
Lake Charles Development Company, LLC	Florida
Somerset Realty, LLC	Florida
St. Lucie Farms, LLC	Florida
St. Lucie West Development Company, LLC	Florida
St. Lucie West Realty, LLC	Florida
Tradition Brewery, LLC	Florida
Tradition Construction, LLC	Florida
Tradition Development Company, LLC	Florida
Tradition Health & Fitness LLC	Florida
Tradition Irrigation Company, LLC	Florida
Tradition Mortgage, LLC	Florida
Tradition Outfitters, LLC	Florida
Tradition Realty, LLC	Florida
Tradition Title Company, LLC	Florida
Tradition Village Center, LLC	Florida
Subsidiaries of Core Commercial Group, LLC	State of Incorporation
The Landing Holding Company, LLC	Florida

Subsidiaries of Core Communities of South Carolina, LLC, a South Carolina LLC	State of Incorporation
Tradition of South Carolina Brewery, LLC	So. Carolina
Tradition of South Carolina Commercial Development, LLC	So. Carolina
Tradition of South Carolina Construction, LLC	So. Carolina
Tradition of South Carolina Development Company, LLC	So. Carolina
Tradition of South Carolina Health & Fitness, LLC	So. Carolina
Tradition of South Carolina Irrigation Company, LLC	So. Carolina
Tradition of South Carolina Marketing, LLC	So. Carolina
Tradition of South Carolina Mortgage, LLC	So. Carolina
Tradition of South Carolina Outfitters, LLC	So. Carolina
Tradition of South Carolina Real Estate, LLC	So. Carolina
Tradition of South Carolina Realty, LLC	So. Carolina
Tradition of South Carolina Title Company, LLC	So. Carolina
Tradition of South Carolina Town Hall, LLC	So. Carolina
Tradition of South Carolina Village Center, LLC	So. Carolina
TSCG Club, LLC	So. Carolina
TSCGR Holding, LLC	So. Carolina
TSCR Club, LLC	So. Carolina
Subsidiaries of Tradition Development Company, LLC	State of Incorporation
The Landing at Tradition Development Company, LLC	Florida
Town Hall at Tradition, LLC	Florida
Subsidiaries of Levitt and Sons, LLC	State of Incorporation
Avalon Park by Levitt and Sons, LLC	Florida
Cascades by Levitt and Sons, LLC	Florida
Levitt and Sons at Hawk’s Haven, LLC	Florida
Levitt and Sons at Hunter’s Creek, LLC	Florida
Levitt and Sons at Tradition, LLC	Florida
Levitt and Sons at World Golf Village, LLC	Florida
Levitt and Sons of Flagler County, LLC	Florida
Levitt and Sons of Georgia, LLC	Georgia

Levitt GP, LLC	Florida
Levitt and Sons of Hernando County, LLC	Florida
Levitt and Sons of Lake County, LLC	Florida
Levitt and Sons of Lee County, LLC	Florida
Levitt and Sons of Manatee County, LLC	Florida
Levitt and Sons of Orange County, LLC	Florida
Levitt and Sons of Osceola County, LLC	Florida
Levitt and Sons of Seminole County, LLC	Florida
Levitt and Sons of South Carolina, LLC	So. Carolina
Levitt and Sons of Tennessee, LLC	TN
Levitt and Sons, Inc.	Florida
Levitt and Sons, Incorporated	Delaware
Levitt Construction Corp.-East	Florida
Levitt Construction-East, LLC	Florida
Levitt Homes Bellaggio Partners, LLC	Florida
Levitt Homes, LLC	Florida
Levitt Industries, LLC	Florida
Levitt Realty Services, Inc.	Florida
Levitt Realty Services, LLC	Florida
Magnolia Lakes by Levitt and Sons, LLC	Florida
Regency Hills by Levitt and Sons, LLC	Florida
Subsidiaries of Levitt and Sons of Georgia, LLC	State of Incorporation
Levitt and Sons of Cherokee County, LLC	Georgia
Levitt and Sons of Hall County, LLC	Georgia
Levitt and Sons of Paulding County, LLC	Georgia
Levitt and Sons Realty Georgia, LLC	Georgia
Subsidiaries of Levitt GP, LLC	State of Incorporation
Summerlake-Levitt, LLC	Florida

Subsidiaries of Levitt and Sons of South Carolina, LLC	State of Incorporation
Levitt and Sons of Horry County, LLC	So. Carolina
Levitt and Sons Realty South Carolina, LLC	So. Carolina
Levitt Construction-South Carolina, LLC	So. Carolina
Subsidiaries of Levitt and Sons of Tennessee, LLC	State of Incorporation
Bowden Building Corporation	TN
Levitt and Sons of Nashville, LLC	TN
Levitt and Sons of Shelby County, LLC	TN
Subsidiaries of Levitt Homes, LLC	State of Incorporation
BankAtlantic Venture Partners 5, LLC	Florida
Bellaggio by Levitt and Sons, LLC	Florida
Levitt at Amherst, LLC	Florida
Levitt at Huntington Lakes, LLC	Florida
Levitt at Twin Acres, LLC	Florida
Levitt at Westchester West, LLC	Florida
Levitt at Westchester, LLC	Florida
Levitt Hagen Ranch, LLC	Florida
Levitt Homes at Waters Edge, Inc.	New York
LM Mortgage Company, LLC	Florida
The Villages at Emerald Lakes, LLC	Florida
U.F.C. Title Insurance Agency, LLC	Florida
Subsidiaries of Levitt Industries, LLC	State of Incorporation
Lev-Brn, LLC	Florida
Summerport by Levitt and Sons, LLC	Florida
Statutory Business Trusts	State of Formation
Levitt Capital Trust I	Delaware
Levitt Capital Trust II	Delaware